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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                Date of Report (Date of earliest event reported)
                     NOVEMBER 16, 2000 (NOVEMBER 10, 2000)



                       CENTEX CONSTRUCTION PRODUCTS, INC.
             (Exact name of registrant as specified in its charter)



         DELAWARE                       1-12984               75-2520779
 (State of other jurisdiction    (Commission File Number)    (IRS Employer
      of incorporation)                                    Identification No.)




      2728 N. HARWOOD, DALLAS, TEXAS                             75201
  (Address of principal executive offices)                     (Zip code)


        Registrant's telephone number including area code: (214) 981-5000


              3710 RAWLINS, SUITE 1600, LB 78, DALLAS, TEXAS 75219 (Former name or former address if changed from last report)

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ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

         On November 10, 2000, Centex Construction Products, Inc., a Delaware corporation ("CXP"), completed the acquisition of strategic assets previously owned by Republic Group Incorporated, a Delaware corporation ("Republic"). On that date, CXP and its wholly owned subsidiary, Republic Holding Corporation, a Nevada corporation ("Acquisition Sub" and, together with CXP, the "Purchasers"), entered into a Securities Purchase Agreement (the "Purchase Agreement") with Republic Group LLC, a Delaware limited liability company and successor to Republic (the "Seller"), under which the Purchasers acquired the outstanding equity interests (the "Securities") in certain limited liability companies (collectively, the "Target Companies") owned by the Seller. The Target Companies are engaged in the business of manufacturing and distributing gypsum wallboard and recycled paperboard and conducting certain related activities. The Target Companies own certain assets used in the conduct of their businesses including, but not limited to, the following (collectively, the "Strategic Assets"):

     1. The 1.1 billion square foot gypsum wallboard plant located in Duke, Oklahoma;

     2. A short line railroad and railcars linking the Duke plant to adjacent railroads;

     3. The recently completed 220,000 ton-per-year lightweight paper mill in Lawton, Oklahoma;

     4.   The 50,000 ton-per-year Commerce City (Denver), Colorado paper mill;
          and

     5.   Three recycled paper fiber collection sites.

The Purchasers expect to continue using the Strategic Assets in the conduct of the Target Companies' businesses after the acquisition.

         Pursuant to the Purchase Agreement, the Purchasers paid aggregate consideration consisting of (1) $338,200,000 in cash, plus (2) the assumption by Acquisition Sub of $100 million of the Seller's senior subordinated notes due 2008 (including $3 million of accrued but unpaid interest thereon). In exchange for this consideration, the Purchasers received the Securities and a $49 million secured note receivable, which is expected to be retired within twelve months. The consideration paid under the terms of the Purchase Agreement was determined through negotiations between the managements of CXP and the Seller. CXP funded this transaction from cash on hand and borrowings under a $325 million senior credit facility entered into during November 2000 with Bank One and other lenders.

         A copy of the Purchase Agreement is attached hereto as Exhibit 2.1. The foregoing description of the Purchase Agreement is qualified in its entirety by reference to the full text of such agreement, which is incorporated herein by reference. On November 10, 2000, CXP issued a press release announcing the acquisition of the Target Companies and related matters. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)  Financial Statements of Business Acquired

                  CXP will file the financial statements required to be filed pursuant to Item 7 of Form 8-K within 60 days after the due date for the initial report on Form 8-K, pursuant to an amendment to this Form 8-K.

(b)  Pro Forma Financial Information

                  CXP will file the pro forma financial information required to be filed pursuant to Item 7 of Form 8-K within 60 days after the due date for the initial report on Form 8-K, pursuant to an amendment to this Form 8-K.

(c)  Exhibits

Exhibit
Number      Description

2.1 Securities Purchase Agreement, entered into as of November 10, 2000, among Republic Group LLC, Centex Construction Products, Inc., and Republic Holding Corporation. Exhibits and schedules to the Securities Purchase Agreement are omitted in accordance with
            Item 601(b)(2) of Regulation S-K. Upon request from the Securities and Exchange Commission, the registrant will furnish supplementally a copy of any omitted exhibit or schedule.

99.1        Press Release dated November 10, 2000.




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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                             CENTEX CONSTRUCTION PROCUCTS, INC.


                                             By: /s/ Arthur R. Zunker, Jr.
                                                -------------------------------
                                                Name:  Arthur R. Zunker, Jr.
                                                Title: Senior Vice President -
                                                       Finance and Treasurer



Date: November 16, 2000


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                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
 2.1              Securities Purchase Agreement, entered into as of
                  November 10, 2000, among Republic Group LLC, Centex
                  Construction Products, Inc., and Republic Holding
                  Corporation. Exhibits and schedules to the Securities
                  Purchase Agreement are omitted in accordance with
                  Item 601(b)(2) of Regulation S-K. Upon request from
                  the Securities and Exchange Commission, the
                  registrant will furnish supplementally a copy of any
                  omitted exhibit or schedule.

 99.1             Press Release dated November 10, 2000.